Regal Beloit Corporation Third Quarter 2015 Earnings Conference Call November 9, 2015 Mark Gliebe Chairman and Chief Executive Officer Jon Schlemmer Chief Operating Officer Chuck Hinrichs Vice President Chief Financial Officer Robert Cherry Vice President Investor Relations

Welcome Rob Cherry p 2 Vice President - Investor Relations robert.cherry@regalbeloit.com (608) 361-7530

Safe Harbor Statement This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “anticipate,” “estimate,” “believe,” or “continue” or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; increases in our overall debt levels as a result of the acquisition of the Power Transmission Solutions (“PTS”) business from Emerson Electric Co., or otherwise and our ability to repay principal and interest on our outstanding debt; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses such as the PTS acquisition, including the timing and impact of purchase accounting adjustments; unanticipated costs or expenses we may incur related to product warranty issues; currency devaluations, non-payment of receivables, governmental restrictions such as price and margin controls, or other difficult operating conditions relating to our doing business in Venezuela; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; affect on earnings of any significant impairment of goodwill or intangible assets; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company’s Annual Report on Form 10-K filed on March 4, 2015 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances. p 3

Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). We also periodically disclose certain financial measures that may be considered “non- GAAP” financial measures. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this earnings release, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted operating profit, adjusted operating profit margin, free cash flow and free cash flow as a percentage of net income attributable to Regal Beloit Corporation. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding sales from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to any divested businesses (“acquisition sales”), and the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s sales (excluding acquisition sales) using the same currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. We use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales. p 4

Agenda Opening Comments Mark Gliebe Financial Update Chuck Hinrichs Segment Update Jon Schlemmer Mark Gliebe Summary Mark Gliebe Q&A All p 5

> 3rd Quarter Highlights  Sales Up 6%  Increased Adjusted Operating Margin* to 11.5%, Up 180 Basis Points Over Prior Year  Adjusted Earnings Per Share* Up 24%  Free Cash Flow* 175% of Net Income, Reduced Debt by $79 Million > Challenging Sales and Orders Environment  Acquisitions Deliver 15% Sales Growth  Organic Sales Down 6%  Currency Negatively Impacted Sales by 3%  Headwinds Included Oil & Gas, China and SEER 13 Pre-Build * Non-GAAP Financial Measurement, See Appendix for Reconciliation Opening Comments – 3rd Quarter Results p 6

> Commercial & Industrial Systems – Organic Sales Down 5%  Steep Reduction in Oil & Gas and Weak Demand in China  Adjusted Operating Margin* Up 140 Basis Points > Climate Solutions – Organic Sales Down 7%  SEER 13 Pre-Build, Two-Way Material Price Formulas and Weaker Sales in Asia and the Middle East  Adjusted Operating Margin* Up 320 Basis Points > Power Transmission Solutions – Acquisition Contributed $129 Million  Organic Sales Down 7% with Headwinds in Oil & Gas Partially Offset by Strength in Renewable Energies Opening Comments – 3rd Quarter Results p 7 * Non-GAAP Financial Measurement, See Appendix for Reconciliation

PTS Integration Remains on Track > Completed the Philippines and India Sites in the Quarter > Expect PTS Site Integrations to be Complete in 4Q 2015 > ERP Integrated by 3Q 2016 > Synergies Expected to Exceed the Year 1 Target of $7 Million > Ongoing Positive Customer Feedback > Accelerating the Synergy Plans Opening Comments – 3rd Quarter Results p 8 Manila Office Opening Pune Office Opening

> Sales Headwinds  Oil & Gas Represents an Estimated $90 to $100 Million Headwind in 2015  SEER 13 Becomes Tailwind in 2016  Expect the Weakness in China to Continue Through the Year > Remain Focused on Margin Improvement and PTS Integration > Guidance Reflects Record Sales and Earnings in 2015 * Non-GAAP Financial Measurement, See Appendix for Reconciliation p 9 2015 Adjusted Diluted EPS* Guidance Reflects 22% to 24% Growth Looking Forward

> Sales of $882 Million, Up 6.3% from Prior Year – Net Acquisition Growth of 15.2% – Foreign Currency Translation of (3.0%) – Organic Sales Down 5.9% > Adjusted Operating Profit Margin* of 11.5%, Up 180 Basis Points from Prior Year – Contribution of Simplification Benefits and Cost Controls – PTS Acquisition Accretion – Included $4.9 Million Refund of GSP (Generalized System of Preferences) > Adjusted Diluted Earnings per Share* of $1.43, Up $0.28 from Prior Year 3rd Quarter 2015 Financial Results p 10 * Non-GAAP Financial Measurement, See Appendix for Reconciliation 3rd Quarter Adjusted Diluted EPS* Up 24%

3rd Quarter 2015 Financial Results p 11 Adjusted Diluted EPS* Up $0.28 or 24% * Non-GAAP Financial Measurement, See Appendix for Reconciliation ADJUSTED DILUTED EARNINGS PER SHARE Oct 3, 2015 Sep 27, 2014 GAAP Diluted Earnings Per Share 1.41$ 1.05$ Purchase Accounting and Transaction Costs —$ 0.02$ Restructuring Costs 0.02$ 0.04$ Loss on Sale of Joint Venture —$ 0.04$ Adjusted Diluted Earnings Per Share 1.43$ 1.15$ Three Months Ended

Capital Expenditures > $21 Million in 3Q 2015 > $65 Million in YTD 2015 > $90 Million Expected in FY 2015 Effective Tax Rate (ETR) Balance Sheet at Oct. 3, 2015 > Total Debt of $1,814 Million > Net Debt of $1,559 Million > 3Q 2015 Debt Reduction of $79 Million > Reduced Total Debt by $136 Million Since the PTS Acquisition 3Q 2015 Key Financial Metrics Free Cash Flow* > $111 Million in 3Q 2015 > 175% of Net Income in 3Q 2015 > 124% of Net Income YTD 2015 > Repurchased $12 Million of Shares > Continuing to Target FCF Greater than 100% of Net Income p 12 > 25.2% ETR in 3Q 2015 > Expect 26% ETR for FY 2015 > Includes Tax Synergy from PTS Acquisition * Non-GAAP Financial Measurement, See Appendix for Reconciliation

2015 Full Year Guidance > 4th Quarter 2015 GAAP EPS Estimate of $0.98 to $1.08; Full Year 2015 GAAP EPS Guidance of $4.59 to $4.69 > 4th Quarter 2015 Adjusted EPS* Estimate of $1.08 to $1.18  $0.10 of Restructuring Charges in 4Q 2015 > Full Year 2015 Adjusted EPS* Guidance of $5.25 to $5.35 > Assumptions  Headwinds from Oil & Gas, China and SEER 13 Pre-Build  Currency Impact of ($20) Million in 4Q 2015 and ($90) Million in FY 2015  Excludes Any Impact from Refinancing Transaction > 4Q 2015 Results Impacted by Five Less Shipping Days Versus 4Q 2014 p 13 Expect 2015 Adjusted Diluted EPS* to Grow by 22% to 24% * Non-GAAP Financial Measurement, See Appendix for Reconciliation

Margin Improvement Progress 9.4% 10.7% 9.7% 10.0% 9.8% 11.9% 11.5% 11.1% 1Q 2Q 3Q YTD 2014 2015 Adj. Operating Profit Margin* Key Drivers > Simplification Initiative > SG&A and Cost Controls > PTS Acquisition 3Q15 Accomplishments > Completed Our Largest ERP Conversion > Completed the Manufacturing Exit as Planned in the Kentucky Facilities > Estimated $7 Million Restructuring Expense in 4Q 2015 110 Basis Point Improvement Through the 3rd Quarter… More to Come * Non-GAAP Financial Measurement, See Appendix for Reconciliation p 14

Commercial & Industrial Systems p 15 * Non-GAAP Financial Measurement, See Appendix for Reconciliation (millions) Oil & Gas China Power Gen Distribution Com. HVAC Pool Pump Despite the Top Line Headwinds, Adjusted Operating Margins Improved by 140 Basis Points ($24) ($ 6) 3Q Sales Versus Prior Year Adj. Operating Margin* 9.3% > Up 140 Basis Points from Prior Year > Significant Self Help Efforts  Completed the Simplification of the Kentucky-Based Parts Operations in 3Q 2015  Rightsizing the Oil & Gas Businesses  Benefits from Lower Commodity Costs

Climate Solutions p 16 * Non-GAAP Financial Measurement, See Appendix for Reconciliation (millions) SEER 13 Mix Price Comm. Ref. Asia & ME Adjusted Operating Margins Improve by 320 Basis Points 3Q Sales Versus Prior Year Adj. Operating Margin* 15.5% > Up 320 Basis Points from Prior Year  Benefits of Simplification and Cost Reduction Efforts  Prior Year Inefficiencies  Benefits from GSP Regal Customers

End Markets - Total Segment Adj. Operating Margin* 10.8% > Downward Pressure from Volume Declines > PTS Synergies Help to Offset Impact from Volume Declines Entering 2016 Power Transmission Solutions p 17 * Non-GAAP Financial Measurement, See Appendix for Reconciliation (millions) Oil & Gas Ag Equipment Distribution PTS Integration and Synergies Remain On Track 3Q Sales Versus Prior Year Food & Beverage Material Handling Renewable Energy

Summary Comments p 18 * Non-GAAP Financial Measurement, See Appendix for Reconciliation 2014 2015 2014 2015 2014 2015 $2,481 $2,736 $247 $303 $167 $202 (millions) Sales Adj. Op Profit* Free Cash Flow* 3rd Quarter Results > Sales Up 6% > Adjusted Operating Profit Margin* Up 180 Basis Points > PTS Integration On Track > Free Cash Flow* 175% of Net Income, Paid Down $79 Million Debt September YTD Results

Questions and Answers p 19

Appendix Adjusted Diluted EPS p 20 ADJUSTED DILUTED EARNINGS PER SHARE Oct 3, 2015 Sep 27, 2014 Oct 3, 2015 Sep 27, 2014 Diluted Earnings Per Share 1.41$ 1.05$ 3.61$ 3.25$ Goodwill Impairment - - - 0.02 Purchase Accounting and Transaction Costs - 0.02 0.47 0.05 Restructuring Costs 0.02 0.04 0.07 0.15 Venezuelan Currency Devaluation - - 0.02 - Gain on Disposal of Real Estate - - - (0.03) Loss on Sale of Joint Venture - 0.04 - 0.04 Adjusted Diluted Earnings Per Share 1.43$ 1.15$ 4.17$ 3.48$ Three Months Ended Nine Months Ended

Appendix Non-GAAP Reconciliations

Dollars in Millions

Adjusted Operating Income	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
Three Months Ended	Oct 3, 2015	Sep 27, 2014	Oct 3, 2015	Sep 27, 2014	Oct 3, 2015	Sep 27, 2014	Oct 3, 2015	Sep 27, 2014
Income from Operations	$ 38.8	$ 33.6	$ 40.7	$ 33.1	$ 20.6	$ 8.0	$ 100.1	$ 74.7
Purchase Accounting and Transaction Costs	-	1.2	-	-	-	-	-	1.2
Restructuring Costs	0.9	0.5	0.3	2.5	-	-	1.2	3.0
Loss on Sale of Joint Venture	-	1.9	-	-	-	-	-	1.9
Adjusted Income from Operations	$ 39.7	$ 37.2	$ 41.0	$ 35.6	$ 20.6	$ 8.0	$ 101.3	$ 80.8
GAAP Operating Margin %	9.1 %	7.1 %	15.4 %	11.4 %	10.8 %	11.8 %	11.3 %	9.0 %
Adjusted Operating Margin %	9.3 %	7.9 %	15.5 %	12.3 %	10.8 %	11.8 %	11.5 %	9.7 %

Adjusted Operating Income	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
Nine Months Ended	Oct 3, 2015	Sep 27, 2014	Oct 3, 2015	Sep 27, 2014	Oct 3, 2015	Sep 27, 2014	Oct 3, 2015	Sep 27, 2014
Income from Operations	$ 113.6	$ 117.8	$ 117.8	$ 92.5	$ 35.5	$ 21.8	$ 266.9	$ 232.1
Goodwill Impairment	-	1.0	-	-	-	-	-	1.0
Purchase Accounting and Transaction Costs	-	3.3	-	-	29.8	-	29.8	3.3
Restructuring Costs	4.7	1.2	(0.7)	9.6	0.6	-	4.6	10.8
Venezuelan Currency Devaluation	1.5	-	-	-	-	-	1.5	-
Gain on Disposal of Real Estate	-	(2.0)	-	-	-	-	-	(2.0)
Loss on Sale of Joint Venture	-	1.9	-	-	-	-	-	1.9
Adjusted Income from Operations	$ 119.8	$ 123.2	$ 117.1	$ 102.1	$ 65.9	$ 21.8	$ 302.8	$ 247.1
GAAP Operating Margin %	8.6 %	8.4 %	14.2 %	10.5 %	6.1 %	11.0 %	9.8 %	9.4 %
Adjusted Operating Margin %	9.0 %	8.8 %	14.1 %	11.6 %	11.3 %	11.0 %	11.1 %	10.0 %

p 21

Appendix Non-GAAP Reconciliations Dollars in Millions p 22 FREE CASH FLOW RECONCILIATION Oct 3, 2015 Sep 27, 2014 Oct 3, 2015 Sep 27, 2014 Net Cash Provided by Operating Activities 129.7$ 81.8$ 265.4$ 227.1$ Additions to Property Plant and Equipment (18.9) (17.6) (63.6) (60.5) Free Cash Flow 110.8$ 64.2$ 201.8$ 166.6$ Free Cash Flow as a Percentage of Net Income Attributable to Regal Beloit Corporation 174.8% 135.2% 124.1% 112.9 % Three Months Ended Nine Months Ended Minimum Maximum 2015 EPS Annual Guidance 4.59$ 4.69$ Purchase Accounting and Transaction Costs 0.47 0.47 Restructuring 0.17 0.17 Venezuelan Currency Devaluation 0.02 0.02 2015 Adjusted EPS Annual Guidance 5.25$ 5.35$ RECONCILIATION OF 2015 ADJUSTED ANNUAL GUIDANCE

Appendix Non-GAAP Reconciliations p 23 ORGANIC GROWTH Three Months Ended Nine Months Ended Dollars in Millions Net Sales 882.3$ 2,736.2$ Net Sales from Businesses Acquired (128.9) (424.5) Impact from Foreign Currency Exchange Rates 24.6 71.3 Net Sales from Businesses Divested 2.8 10.5 Adjusted Net Sales 780.8$ 2,393.5$ 829.8$ 2,481.4$ Organic Growth % -5.9% -3.5% Oct 3, 2015 Net Sales Three and Nine Months Ended September 27, 2014

Regal Shipping Days p 24 1Q 2Q 3Q 4Q FY 2014 63 63 63 64 253 2015 64 63 64 59 250 2016 64 64 63 60 251 > Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31 > Fiscal Years 2015 and 2016 have 52 weeks > Fiscal Year 2014 had 53 weeks